Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

Dated as of June 30, 2003

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) by and among U.S.  RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE); collectively, with USRP Operating, the “Borrower”), USRP MANAGING, INC., a Delaware corporation and the general partner of USRP Operating, as a Guarantor (the “General Partner”), U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation, as a Guarantor (“USRP REIT”), the Subsidiary Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Agent”) is an amendment to the terms set forth in that certain $35,000,000 Credit Agreement dated as of May 31, 2002 among the Borrower, the General Partner, the Subsidiary Guarantors, the Agent, the Lenders and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (in such capacity “BAS”), as amended or modified by the terms of that certain letter agreement dated as of July 1, 2002 and that certain letter agreement dated as of September, 2002, as further amended by that certain First Amendment to Credit Agreement dated as of September, 2002, as further amended by that certain Assignment of Account (Borrower Collateral Accounts), Agreement Relating to Letters of Credit and Second Amendment to Credit Agreement dated as of April 30, 2003 and as further amended by that certain Third Amendment to Credit Agreement dated as of May 31, 2003 (collectively, as the same may have be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.

(a)           The following definitions to the following terms are hereby added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

““1998 Senior Notes” means the “Notes” issued in connection with (a) that certain Note Purchase Agreement dated as of October 15, 1998 among USRP Operating, the USRP REIT and the purchasers referenced therein and (b) all documents, agreements or instruments executed in connection therewith (including any amendments, restatements, supplements or modifications with respect to any of the foregoing and any Indebtedness extending the maturity of, refunding, refinancing or replacing, in whole or in part, any of the foregoing).”

““1998 Senior Note Obligations” means a collective reference to, without duplication, all obligations and liabilities of USRP Operating and the USRP REIT under or in connection with (a) the 1998 Senior Notes, (b) that certain Note Purchase Agreement dated as of October 15, 1998 among USRP Operating, the USRP REIT and the purchasers referenced therein, and (c) all other documents, agreements or instruments executed in connection with any of the foregoing (including any amendments, restatements, supplements or modifications with respect to any of the foregoing and specifically including any obligations under any Indebtedness extending the maturity of, refunding, refinancing or replacing, in whole or in part, any of the foregoing).”

““Debt Issuance” means the issuance of any Indebtedness for borrowed money by any Consolidated Party.”

““Outstanding Amount” means (i) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Loans, as the case may be, occurring on such date; (ii) with respect to any LOC Obligations on any date, the amount of such LOC Obligations on such date after giving effect to any issuance of a Letter of Credit occurring on such date and any other changes in the aggregate amount of the LOC Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date; and (iii) with respect to any Derivative Exposure Reserve on any date, the aggregate amount reserved pursuant to Section 2.3 hereof after giving effect to any increase or decrease thereof as of such date.”

““Preferred Stock” means, with respect to any Person, shares of Capital Stock in such Person which are entitled to preference or priority over any other Capital Stock in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.”

““Total Outstandings” means the aggregate Outstanding Amount of (i) all Revolving Loans; (ii) all L/C Obligations and (iii) all Derivative Exposure Reserves.”

(b)          The terms “Extended Maturity Date” and “Initial Maturity Date” contained in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.

(c)           The definitions of the terms “FFO Distribution Allowance”, “Fully Satisfied”, “Maturity Date”, “Net Cash Proceeds”, “Revolving Commitment”, “Revolving Committed Amount”, “Tangible Net Worth” and  “Total Liabilities” contained in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced, respectively, with the following:

““FFO Distribution Allowance” means, for each fiscal quarter of the Borrower, an amount equal to 95% (or, for the fiscal quarters ending as of June 30, 2003 and September 30, 2003, 97%) of FFO for such quarter, plus, to the extent not otherwise distributed prior to commencement of the quarter for which such calculation is being performed, 95% (or, for the fiscal quarters ending as of June 30, 2003 and September 30, 2003, 97%) of FFO for the immediately preceding three fiscal quarters.”

““Fully Satisfied” means, (a) with respect to the Credit Party Obligations as of any date, that, as of such date, (i) all principal of and interest accrued to such date which constitute Credit Party Obligations shall have been paid in full in cash, (ii) all fees, expenses and other amounts then due and payable which constitute Credit Party Obligations shall have been paid in full in cash, (iii) all outstanding Letters of Credit shall have been (A) terminated, (B) fully cash collateralized or (C) secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, reasonably satisfactory to the Issuing Lender and (iv) the Commitments shall have expired or been terminated in full and (b) with respect to the 1998 Senior Note Obligations, that, as of such date, all principal of and interest accrued to such date which constitute 1998 Senior Note Obligations shall have been paid in full in cash and all fees, expenses and other amounts then due and payable which constitute 1998 Senior Note Obligations shall have been paid in full in cash.”

““Maturity Date” shall have the meaning given to such term in Section 2.1(c) hereof.”

““Net Cash Proceeds” means the aggregate proceeds paid in cash or Cash Equivalents received by any Consolidated Party in respect of any Asset Disposition, Debt Issuance or Equity Issuance (as applicable), net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof and (c) in the case of any Asset Disposition, the amount necessary to retire any Indebtedness secured by a Lien on the related Property; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any such Consolidated Party in connection with any such Asset Disposition, Debt Issuance or Equity Issuance.”

““Revolving Commitment” means, with respect to each Lender, the commitment of such Lender in an aggregate principal amount as set forth on Schedule 1.1(a) attached hereto, as such schedule may be modified in connection with any assignment made in accordance with Section 11.3, as a result of the application of Section 3.20 hereof or as a result of the application of Section 3.4 hereof.”

““Revolving Committed Amount” means $30,000,000.00, as such amount may be adjusted pursuant to and in accordance with the terms of this Credit Agreement (including, without limitation, pursuant to Sections 3.4 hereof).”

““Tangible Net Worth” means, as of any given calculation date, the sum of (a) Total Tangible Assets, less (b) the sum of (i) Total Liabilities less (ii) the aggregate of the amounts added to Total Liabilities pursuant to clauses (b) and (d) of the definition thereof and in connection with proviso items (i) and (ii)(A) and (C) contained in such definition.”

““Total Liabilities” means the sum of (a) total liabilities of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP, plus (b) an amount equal to the aggregate total liabilities, as determined in accordance with GAAP, of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity plus (c) without duplication, the Indebtedness of the Consolidated Parties on a consolidated basis plus (d) without duplication, the aggregate of Indebtedness (including, without limitation, all Contingent Obligations) of each Minority Interest Entity multiplied by the respective Minority Interest of each such entity; provided, that (i) in each case, all of the above amounts not otherwise adjusted to account for Outside Interests shall be adjusted to deduct therefrom the pro rata share of such amounts allocable to the Outside Interests (except to the extent any Credit Party would be legally liable for the full amount of such liabilities) and (ii) notwithstanding anything contained herein to the contrary, “Total Liabilities” shall include, without duplication (A) all obligations of any Consolidated Party (including, without limitation USRP/HCI Partnership 1, L.P. to purchase, redeem, retire, defease or otherwise make any payment in respect of any Preferred Stock of USRP/HCI Partnership 1, L.P. or any entity in which it owns any Capital Stock, valued, in the case of redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (B) the maximum amount that could be owed by any Consolidated Party with respect to all of such Consolidated Party’s other Preferred Stock and (C) the amount equal to (1) the maximum amount that could be owed by any Minority Interest Entity with respect to such Minority Interest Entity’s Preferred Stock, multiplied by (2) the respective Minority Interest of each such entity.”

(d)          Schedule 1.1(a) attached to the Credit Agreement is hereby replaced with the document attached as Exhibit A hereto.

(e)           Section 2.1(b)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i)          Notice of Borrowing.  The Borrower shall request a Revolving Loan borrowing by written notice (or telephonic notice promptly confirmed in writing in the form of a Notice of Borrowing) to the Agent not later than 11:00 A.M.  (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans.  Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor, and (E) that all conditions to such borrowing contained herein (including those set forth in Section 5.2 hereof) have been fully satisfied.  If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder.  The Agent shall give notice to each affected Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender’s share of any borrowing to be made pursuant thereto.”

(f)           Exhibit 2.1(b)(i) attached to the Credit Agreement is hereby deleted in its entirety and replaced with the document attached hereto as Exhibit B.

(g)          Section 2.1(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c)         Repayment. The principal amount of all Revolving Loans and all other amounts owed by the Borrower or any Credit Party hereunder or under any Credit Document shall be due and payable in full May 31, 2004 (the “Maturity Date”) unless accelerated sooner pursuant to the terms and conditions set forth herein.”

(h)          The following Section 3.3(b)(i)(E) is hereby added to Section 3.3(b)(i) of the Credit Agreement immediately following Section 3.3(b)(i)(D) thereof:

“(E)         Asset Dispositions; Equity Issuances; Debt Issuances.  Immediately upon the receipt by any Consolidated Party of the proceeds from any Asset Disposition, Equity Issuance or Debt Issuance occurring prior to September 30, 2003, the Borrower shall prepay the Credit Party Obligations in an aggregate amount equal to 100% of the Net Cash Proceeds of such Asset Disposition, Equity Issuance or Debt Issuance to the extent required pursuant to Section 7.15 hereof.”

(i)            Section 3.3(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(ii)         Application of Mandatory Prepayments.  All amounts required to be paid pursuant to this Section 3.3(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 3.3(b)(i)(A), (D) or (E), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations, (B) with respect to all amounts prepaid pursuant to Section 3.3(b)(i)(B), to a cash collateral account in respect of LOC Obligations and (C) with respect to all amounts prepaid pursuant to Section 3.3(b)(i)(C), to a cash collateral account in respect of the Borrower’s Aggregate Derivative Reserve Amount obligations.  Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities.  All prepayments under this Section 3.3(b) shall be subject to Section 3.12, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.”

(j)            Section 3.4(b) of the Credit Agreement is hereby deleted in its entirety and the following Sections 3.4(b) and (c) are hereby added to the Credit Agreement immediately following Section 3.4(a) thereof:

“(k)         Mandatory Reduction of Revolving Committed Amount.  Notwithstanding anything contained herein to the contrary, the Revolving Committed Amount shall, on September 30, 2003, be automatically and immediately reduced to $20,000,000.00 (and the Revolving Commitments will be reduced accordingly on a pro rata basis).  The Borrower shall, concurrently with such reduction in the Revolving Committed Amount, repay the Loans to the extent required in Section 3.3(b) hereof.

(c)           Maturity Date.  Except to the extent terminated sooner pursuant to Sections 3.4(a) or (b) above or Section 9.2, the Revolving Commitments of the Lenders and the LOC Commitment of the Issuing Lender shall automatically terminate on the Maturity Date.”

(l)            Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“6.15      Use of Loan Proceeds and Letters of Credit.

The Credit Parties have, during the term hereof, used all Loan proceeds and Letters of Credit for the purposes required pursuant to Section 7.9 of this Agreement and have not requested or received any Loan proceeds in violation of Section 7.15 hereof.”

(m)          The following Section 6.29 is hereby added to the Credit Agreement immediately following Section 6.28 thereof:

“6.29      Tax Shelter Regulations.

Borrower does not intend to treat the Loans and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4).  In the event Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof.  If Borrower so notifies the Agent, Borrower acknowledges that one or more of the Lenders may treat its Loans as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.”

(n)          The following Sections 7.1(n) and (o) are hereby added to the Credit Agreement immediately following Section 7.1(m) thereof:

“(n)         Reportable Transactions.  Promptly after Borrower has notified Agent of any intention by Borrower to treat Loans and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form (and Borrower hereby agrees that the Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment and tax structure).

(o)           Refinancings/Extensions of 1998 Senior Note Obligations.  Prior to the effectiveness of any refinancing or extension of the 1998 Senior Note Obligations, a summary of the material terms and conditions thereof (including, without limitation, details regarding the maturity and amount of such obligations, as modified, any fees associated with such transaction and any change in the rate of interest paid to or the return received by the holders of such obligations) and any additional information or documents that may be requested by the Agent in connection therewith.”

(o)          Section 7.9 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“7.9        Use of Loan Proceeds, Letters of Credit and Derivative Exposure Reserve.

The proceeds of the Loans hereunder shall be used solely by the Borrower to provide for working capital and general corporate purposes of the Borrower and its Subsidiaries and the Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business; provided, however, that, notwithstanding anything contained herein or in any Credit Document to the contrary, (i) for the period commencing as of June 30, 2003 and ending as of the date on which the 1998 Senior Note Obligations are Fully Satisfied (or otherwise extended in accordance with Section 9.1(p) hereof), the aggregate amount of Total Outstandings allocable to Loan proceeds drawn and Letters of Credit issued for purposes other than the repayment of the 1998 Senior Note Obligations shall not exceed $15,000,000 (it being understood and agreed that, as of June 30, 2003, such aggregate amount of Total Outstandings allocable to Loan proceeds drawn and Letters of Credit issued for purposes other than the repayment of the 1998 Senior Note Obligations is equal to $                ); and (ii) at all other times, the aggregate amount of Total Outstandings allocable to Loan proceeds drawn and Letters of Credit issued for purposes other than the repayment of the 1998 Senior Note Obligations shall not exceed $20,000,000; provided, further, that for purposes of calculating Total Outstandings allocable to Loan proceeds drawn and Letters of Credit issued for purposes other than the repayment of the 1998 Senior Note Obligations, all repayments of the Credit Party Obligations received following June 30, 2003 shall be deemed to repay, first, Total Oustandings allocable to Loan proceeds drawn for the purpose of repaying the 1998 Senior Note Obligations (if any) and, second, Total Outstandings allocable to Loan proceeds drawn and Letters of Credit issued for purposes other than the repayment of the 1998 Senior Note Obligations.  All drawings of Loan proceeds and all Letter of Credit issuances hereunder shall be certified by the chief financial officer of the Principal Borrower, in a manner acceptable to Agent, as to their designated use.  Proceeds paid with respect to the Derivative Exposure Reserve shall be used only in connection with the Borrower’s exposure under BOA Derivative Instruments.  No proceeds of the Loans shall be used to finance the purchase of “margin stock” as such term is defined in Regulation U of the Federal Reserve Board or finance the acquisition of any investments in commercial mortgage-backed securities.”

(p)          Section 7.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)         Leverage Ratio.  The Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties (except the fiscal quarters ending as of June 30, 2003 and September 30, 2003), shall be less than or equal to 0.70 to 1.0.  The Leverage Ratio, as of the last day of the fiscal quarters of the Consolidated Parties ending as of June 30, 2003 and September 30, 2003, shall be less than or equal to 0.73 to 1.0.”

(q)          The following sentence is hereby added to the end of Section 7.11 immediately following (but not included as part of) clause (f):

“For clarification purposes, the Credit Parties shall be permitted, in determining compliance with the financial covenants set forth above in clauses (a), (c), (d) and (f) of this Section 7.11, to round the results of the final ratio calculations (but not calculations of any of other amounts used in determining such ratios) to the nearest hundredth (.01).”

(r)           The following Section 7.15 is hereby added to the Credit Agreement immediately following Section 7.14 thereof:

“7.15      Application of Certain Proceeds.

Notwithstanding anything contained herein to the contrary:

(a)           For the period commencing June 30, 2003 and ending as of September 30, 2003, 100% of the Net Cash Proceeds received by any Consolidated Party in connection with any Asset Disposition, any Equity Issuance and any Debt Issuance shall be immediately applied by such Consolidated Party in the following order of priority:

(i) prior to the date on which 100% of the 1998 Senior Note Obligations are Fully Satisfied, such Net Cash Proceeds shall be applied first, to the repayment of the 1998 Senior Note Obligations and/or the Credit Party Obligations (with the choice of application between the 1998 Senior Note Obligations and the Credit Party Obligations to be in the discretion of the applicable Consolidated Party) until each are Fully Satisfied and second, in the discretion of the Borrower;

(ii) following the date on which 100% of the 1998 Senior Note Obligations are Fully Satisfied, such Net Cash Proceeds shall be applied first, to the repayment of the Credit Party Obligations to the extent the Credit Party Obligations are in excess of $20,000,000 as of the date on which such Net Cash Proceeds are received by the applicable Consolidated Party and second, as otherwise permitted pursuant to the terms of this Agreement and the other Credit Documents.

(b)          The Borrower shall, on or prior to July 1, 2003, apply the $15,200,000 in Net Cash Proceeds obtained by it in connection with that certain preferred stock Equity Issuance on or about June 19, 2003 (which amount, the Borrower hereby confirms, represents 100% of the Net Cash Proceeds derived from such Equity Issuance) to the repayment of the 1998 Senior Note Obligations and shall, immediately following the making of such prepayment, provide evidence of such repayment to the Agent (such evidence to be in form and substance acceptable to the Agent).”

(s)           Section 9.1(c)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(i)          default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.9, 7.11, 7.12 or 7.15 or Section 8;”

(t)           The following Section 9.1(p) is hereby added to the Credit Agreement immediately following Section 9.1(o) thereof:

“(p)        there exists any default with respect to the 1998 Senior Notes or any documents, agreements or instruments executed in connection therewith or any portion of the 1998 Senior Note Obligations is not Fully Satisfied on or prior to August 1, 2003 (regardless of whether the currently-effective maturities of any such obligations are extended, refinanced or otherwise modified); provided however, that it shall not be an Event of Default hereunder to the extent all of the then-remaining 1998 Senior Note Obligations are, on or prior to August 1, 2003, extended or refinanced in amounts, pursuant to terms and conditions and for time periods that are acceptable to the Agent in its absolute discretion; provided, further, that (i) Agent’s acceptance of any refinancing or extension of the 1998 Senior Note Obligations shall not be effective except to the extent evidenced in a writing signed by Agent and (ii) notwithstanding the foregoing, the Agent shall be deemed to have approved of any refinancing(s) or extension(s) of the 1998 Senior Note Obligations to the extent that (A) the aggregate amount of the 1998 Senior Note Obligations refinanced or extended pursuant to such refinancing(s) or extension(s) is equal to or less than $5,000,000, (B) such refinancing or extension does not cause the maturity of such refinanced or extended 1998 Senior Note Obligations to extend beyond September 30, 2003 and (C) the terms and conditions of such refinancing or extension are disclosed to the Agent prior to the effectiveness thereof in accordance with Section 7.1(o) hereof.”

(u)          The Agent’s addresses for notice under the Credit Agreement set forth in Section 11.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“If to the Agent (for credit-related matters):	Matthew W. Sadler
Vice President
Global Portfolio Management, Real Estate
Bank of America, N.A.
231 South LaSalle Street
M/C: IL1-231-10-35
Chicago, IL 60697
Phone: (312) 828-7107
Fax: (312) 974-4970
E-mail: matthew.w.sadler@bankofamerica.com

If to the Agent (for administrative matters):	Charlene E. Wright-Jones
Assistant Vice President
Bank of America, N.A.
231 South LaSalle Street
Mail code: IL1-231-10-30
Chicago, IL 60697
Phone: 312-828-4160
Fax: 312-828-3950
E-mail: charlene.wright-jones@bankofamerica.com”

(v)          The following sentence is hereby added to the end of Section 11.14 of the Credit Agreement:

“Notwithstanding anything herein to the contrary, the “information” to be held confidential by Lender Parties pursuant to this Section 11.14 shall not include, and each Lender Party may disclose to any and all Persons, without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such Lender Party relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.”

2.             Reaffirmation of Representations.  The Borrower, General Partner and each of the other Guarantors hereby repeat and reaffirm all representations and warranties (as modified, supplemented or amended herein) made by such party to the Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (or, if any representation and warranty expressly relates to an earlier date, on and as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this Agreement in full.  Each of the undersigned Credit Parties hereby acknowledges and consents to the terms, conditions and revisions set forth in this Agreement.

3.             Reaffirmation of Guaranty. The General Partner and each of the other Guarantors hereby each reaffirm their continuing guaranty obligations to the Agent and the Lenders under the Credit Agreement and agree that the transactions contemplated by this Agreement shall not in any way affect the validity and enforceability of their respective guaranties or the Credit Agreement or reduce, impair or discharge their obligations thereunder.

4.             Conditions Precedent.  The effectiveness of this Agreement is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)           a counterpart of this Agreement duly executed by each of the parties listed in the preamble hereof;

(b)          payment by Borrower of all outstanding fees and expenses of the Agent, the Issuing Lender, the Collateral Agent, each Lender and the Agent’s, Issuing Lender’s, Collateral Agent’s and Lenders’ counsel (if any) incurred in connection with the preparation of this Agreement and all other fees and expenses relating to the preparation, execution and delivery of this Agreement or otherwise related to the Credit Agreement or the Credit Documents which are due and payable on the date hereof or as of the date of the applicable advance, including, without limitation, payment to the Agent, Issuing Lender, Collateral Agent and the Lenders of attorneys’ fees, consultants’ fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrower and the Agent, Collateral Agent, Issuing Lender and/or the Lenders and all other fees and expenses due and then-owing from the Borrower to the such Persons pursuant to the terms hereof and the Credit Documents; and

(c)           such other documents, instruments and agreements as the Agent may reasonably request.

5.             Additional Representations.  The Borrower, General Partner and each of the other Guarantors collectively represent and warrant to the Agent and the Lenders that:

(a)           Authorization.  The Borrower, General Partner and each other Guarantor, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this Agreement and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Agreement, in accordance with their respective terms.  This Agreement has been duly executed and delivered by a duly authorized officers of the Borrower, General Partner and each other Guarantor, respectively, and each of this Agreement and the Credit Agreement, as amended by this Agreement, is a legal, valid and binding obligation of the Borrower, General Partner and each other Guarantor (each as applicable), enforceable against the Borrower, General Partner and each other Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

(b)          Compliance with Laws, etc.  The execution and delivery by the Borrower, General Partner and the other Guarantors of this Agreement and the performance by the Borrower, General Partner and/or the other Guarantors of this Agreement and the Credit Agreement, as amended by this Agreement, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, General Partner, any other Guarantor or any other Consolidated Party other than in favor of the Agent for the benefit of the Lenders; and

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Agreement.

6.             Waivers; Delays; Omissions.  No waiver by Lenders of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Lenders be deemed to be a continuing waiver.  No delay or omission by Lenders in exercising any right or power hereunder, or under any other writings executed by Assignor or any obligor as security for or in connection with the Credit Party Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Lenders hereunder or under such other writings.

7.             Maximum Applicable Interest Rates.  No provision herein or in any promissory note, instrument, or any other document, instrument or agreement evidencing the Credit Party Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other document, instrument or agreement, the provisions of this paragraph shall govern, and no obligor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments, and other documents, instruments or agreements evidencing the Credit Party Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

8.             Default.  The failure of the Borrower or any of the Guarantors to perform any of their respective obligations under this Agreement or the material falsity of any representation or warranty made herein shall, at the option of the Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

9.             GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

10.          Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.   No Credit Party shall transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the Agent.

11.          Certain References.  Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Agreement.

12.          Expenses; Opinion.  The Borrower shall reimburse the Collateral Agent, Issuing Lender, Agent and Lenders upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the such Persons in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.  Additionally, the Borrower shall deliver, within thirty (30) days of the date hereof, a legal opinion from counsel to the Credit Parties concerning (a) the due authorization, execution, delivery and enforceability of this Agreement and the Credit Agreement, as amended to date and (b) such other matters as may be reasonably requested by the Agent, in each case in form and substance acceptable to the Agent.

13.          Release.  Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to any of the Credit Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders’ and Agent’s willingness to grant the amendment referenced herein, hereby releases the Issuing Lender, Agent, the Collateral Agent, the Lenders, BAS, and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

14.          Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

15.          No Novation. The parties hereto intend this Agreement to evidence the amendments to the terms of the existing indebtedness of the Borrower and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

16.          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE(S) FOLLOW(S)]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date hereof.

PRINCIPAL BORROWER:	U.S. RESTAURANT PROPERTIES OPERATING, L.P.

By: USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

GENERAL SPE:
USRP FUNDING 2002-A, L.P.

By: USRP (SFGP) 2, LLC

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

GENERAL PARTNER:
USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

USRP REIT:
U.S. RESTAURANT PROPERTIES, INC.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:
ARKANSAS RESTAURANTS #10, L.P.,
a Texas limited partnership

By: North American Restaurant Management, Inc.

	By:	/s/ Stacy M. Riffe
	Name:	Stacy M. Riffe
	Title:	Chief Financial Officer

RESTAURANT PROPERTY PARTNERS, L.P.,
a Texas limited partnership

By: Restaurant Funding, Inc

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

SOUTHEAST FAST-FOOD PARTNERS, L.P.,
a Texas limited partnership

By: Bulldog Management, Inc.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (66), LTD.,
a Texas limited partnership

By: USRP GP1, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (FAIN 10), L.P.,
a Texas limited partnership

By: USRP GP5, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

:

USRP (KATY), L.P.,
a Texas limited partnership

By: USRP GP8, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (LAVID), L.P.,
a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (PAC), L.P.,
a Texas limited partnership

By: USRP (Cap), Inc.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (QUEST), L.P.,
a Texas limited partnership

By: USRP GP4, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SAN ANTONIO), LTD.,
a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (T&C), L.P.,
a Texas limited partnership

By: USRP GP3, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

BULLDOG MANAGEMENT, INC.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

NORTH AMERICAN RESTAURANT MANAGEMENT, INC.,

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

RESTAURANT FUNDING, INC.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

PINNACLE RESTAURANT GROUP, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (ACQUISITION), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (BC), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (BILL), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (BOB), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CAL), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CAP), INC.
a Texas corporation

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CARROLL), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CENTRAL AVENUE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CHRIS), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (DEEDEE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (DON), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (FINANCE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (FRED), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (GANT1), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (GANT2), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (GOLD), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP1, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP3, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP4, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP5, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP GP8, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (ILLINOIS), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (JENNIFER), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (JONES), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (JV2), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MANAGER), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MIDON), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MINNESOTA), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MISSOURI), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (MOLLY), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (PALMA), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (PAT), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (POPEYE’S), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (RIBBIT), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SARAH), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (ST. LOUIS), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (STEVE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SUSI), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (SYBRA), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (VALERIE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

FUEL SUPPLY, INC.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

PINNACLE RESTAURANT GROUP II, LLC

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (CAROLINA), LTD.

By:	Restaurant Acquisition Corp.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (LINCOLN), LTD.

By:	Restaurant Acquisition Corp.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (NORMAN), LTD.

By:	Restaurant Acquisition Corp.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP (WEST VIRGINIA) PARTNERS, L.P.

By:	USRP Renovation Corp.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

U.S. RESTAURANT PROPERTIES DEVELOPMENT, L.P.

By: Restaurant Contractor Corp.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

RESTAURANT RENOVATION PARTNERS, L.P.

By: Restaurant Acquisition Corp.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

RESTAURANT ACQUISITION CORP.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

RESTAURANT CONTRACTOR CORP.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

USRP RENOVATION CORP.

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer

[remainder of page left intentionally blank – additional signature page to follow]

AGENT/ISSUING LENDER/LENDER/COLLATERAL AGENT:

BANK OF AMERICA, N.A., in its capacity as Agent, Issuing Lender, sole Lender and Collateral Agent

By:
Name:
Title:

EXHIBIT A

TO FOURTH AMENDMENT

Schedule 1.1(a)

Revolving Commitments

Lender	Revolving Committed Amount	Revolving Commitment Percentage
1. Bank of America, N.A.	$30,000,000	100.00%
Totals:	$30,000,000	100.00%

EXHIBIT B

TO FOURTH AMENDMENT

Exhibit 2.1(b)(i)

FORM OF NOTICE OF BORROWING

Charlene E. Wright-Jones

Assistant Vice President

Bank of America, N.A.

231 South LaSalle Street

Mail code:  IL1-231-10-30

Chicago, IL 60697

Phone:  312-828-4160

Fax:  312-828-3950

E-mail:  charlene.wright-jones@bankofamerica.com

Ladies and Gentlemen:

The undersigned, U.S.  RESTAURANT  PROPERTIES OPERATING, L.P., as the Principal Borrower thereunder (the “Borrower”), refers to the Credit Agreement dated as of May 31, 2002 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The Borrower hereby gives notice pursuant to Section 2.1 of the Credit Agreement that it requests a Revolving Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:

[(A)	Date of Borrowing (which is a Business Day)		]*

[(B)	Principal Amount of Borrowing		]*

(C)	Interest rate basis

(D)	Interest Period and the last day thereof

(E)	Purpose of borrowing (check one):

working capital other than repayment of 1998
Senior Note Obligations

repayment of 1998 Senior Note Obligations

(F)

Current aggregate amount of Total Outstandings allocable to Loan proceeds drawn and Letters of Credit issued for purposes other than the repayment of the 1998 Senior Note Obligations (including requested advance):

$

(G)	Current aggregate amount of Total Outstandings allocable to Loan proceeds drawn and Letters of Credit issued for the purpose of repaying the 1998 Senior Note Obligations (including requested advance):	$

In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in clause (b) of such Section, and confirms that the matters referenced in clauses (c), (d) and (e) of such Section, are true and correct.  The Borrower hereby covenants and agrees to use the proceeds of the borrowing requested above solely for those purposes expressly permitted pursuant to Sections 6.15 and 7.9 of the Credit Agreement.

U.S. RESTAURANT PROPERTIES OPERATING, L.P.,
as Principal Borrower

By:	/s/ Stacy M. Riffe
Name:	Stacy M. Riffe
Title:	Chief Financial Officer